UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2017

Date of reporting period:	January 31, 2017

Item 1. Schedule of Investments:

Putnam Equity Spectrum Fund

The fund's portfolio
1/31/17 (Unaudited)

COMMON STOCKS (82.5%)(a)
			Shares	Value

Airlines (6.5%)

American Airlines Group, Inc.(S)			1,185,373	$52,452,755

United Continental Holdings, Inc.(NON)			418,700	29,505,789

				81,958,544
Auto components (0.1%)

Adient PLC (Ireland)(NON)			15,805	1,003,459

				1,003,459
Building products (0.6%)

Johnson Controls International PLC			158,052	6,951,127

				6,951,127
Chemicals (2.6%)

Syngenta AG (Switzerland)			6,667	2,834,303

W.R. Grace & Co.			424,542	29,437,742

				32,272,045
Communications equipment (13.3%)

EchoStar Corp. Class A(NON)			3,292,200	167,671,746

				167,671,746
Health-care equipment and supplies (6.3%)

GenMark Diagnostics, Inc.(NON)(S)			1,636,420	19,849,775

STAAR Surgical Co.(NON)(AFF)			6,041,492	59,810,771

				79,660,546
Internet and direct marketing retail (1.1%)

Delivery Hero Holding GmbH (acquired 6/12/15, cost $14,040,748) (Private) (Germany)(F)(RES)(NON)			1,823	12,121,278

FabFurnish GmbH (acquired 8/2/13, cost $151) (Private) (Brazil)(F)(RES)(NON)			228	185

Global Fashion Group SA (acquired 8/2/13, cost $7,569,814) (Private) (Brazil)(F)(RES)(NON)			178,692	1,407,273

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $151) (Private) (Brazil)(F)(RES)(NON)			114	92

New Middle East Other Assets GmbH (acquired 8/2/13, cost $62) (Private) (Brazil)(F)(RES)(NON)			47	38

				13,528,866
Internet software and services (0.2%)

GoDaddy, Inc. Class A(NON)(S)			69,900	2,497,527

				2,497,527
Machinery (0.3%)

Pentair PLC(S)			56,300	3,300,869

				3,300,869
Media (23.5%)

DISH Network Corp. Class A(NON)(S)			4,989,460	295,226,346

				295,226,346
Mortgage real estate investment trusts (REITs) (2.5%)

Altisource Residential Corp.(R)			2,634,836	31,986,909

				31,986,909
Oil, gas, and consumable fuels (3.1%)

Gulfport Energy Corp.(NON)			481,365	10,060,529

Pioneer Natural Resources Co.			161,116	29,037,937

				39,098,466
Pharmaceuticals (16.3%)

Cardiome Pharma Corp. (Canada)(NON)			964,523	2,845,343

Jazz Pharmaceuticals PLC(NON)			1,619,277	197,422,252

Teva Pharmaceutical Industries, Ltd. ADR (Israel)			174,200	5,823,506

				206,091,101
Real estate management and development (6.1%)

Altisource Asset Management Corp. (Virgin Islands)(NON)(AFF)			271,292	17,037,138

Altisource Portfolio Solutions SA(NON)(S)(AFF)			2,101,093	59,881,151

				76,918,289

Total common stocks (cost $908,863,911)				$1,038,165,840

CONVERTIBLE PREFERRED STOCKS (6.1%)(a)
			Shares	Value

Internet and direct marketing retail (4.7%)

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/28/15, cost $45,675,016) (Private)(F)(RES)(NON)			1,350,639	$59,286,029

				59,286,029
Real estate management and development (1.4%)

Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $50,000,000) (Virgin Islands)(RES)(NON)(AFF)			50,000	17,912,500

				17,912,500

Total convertible preferred stocks (cost $95,675,016)				$77,198,529

WARRANTS (0.0%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Global Eagle Entertainment, Inc.(F)	1/31/18	$11.50	351,253	$38,638

Total warrants (cost $477,829)				$38,638

SHORT-TERM INVESTMENTS (16.5%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.94%(AFF)		Shares	64,504,956	$64,504,956

Putnam Short Term Investment Fund 0.74%(AFF)		Shares	133,388,390	133,388,390

U.S. Treasury Bills 0.420%, 2/2/17			$10,000,000	9,999,870

Total short-term investments (cost $207,893,231)				$207,893,216

TOTAL INVESTMENTS

Total investments (cost $1,212,909,987)(b)				$1,323,296,223

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2016 through January 31, 2017 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $1,257,743,212.
(b)	The aggregate identified cost on a tax basis is $1,212,914,459, resulting in gross unrealized appreciation and depreciation of $354,742,858 and $244,361,094, respectively, or net unrealized appreciation of $110,381,764.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $90,727,395, or 7.2% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Cash Collateral Pool, LLC*#	$102,084,025	$431,717,779	$469,296,848	$416,262	$64,504,956
	Putnam Short Term Investment Fund**	89,888,101	477,542,993	434,042,704	651,879	133,388,390
	Putnam Money Market Liquidity Fund**	—	15,000,000	15,000,000	323	—
	Altisource Asset Management Corp.	4,609,567	—	55,722	—	17,037,138
	Altisource Asset Management Corp. cv. pfd.	17,575,000	—	—	—	17,912,500
	Altisource Portfolio Solutions SA	66,587,717	—	749,656	—	59,881,151
	GenMark Diagnostics Inc.†	13,688,293	—	1,350,858	—	—
	STAAR Surgical Co.	51,453,217	—	3,565,121	—	59,810,771
	UCP Inc. Class A†	6,595,966	—	4,820,240	—	—
	Totals	$352,481,886	$924,260,772	$928,881,149	$1,068,464	$352,534,906
	* No management fees are charged to Putnam Cash Collateral Pool, LLC.
	# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $64,504,956, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $62,979,319.
	** Management fees charged to Putnam Short Term Investment Fund and Putnam Money Market Liquidity Fund have been waived by Putnam Management.
	† Security was only in affiliation for a portion of the reporting period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	The dates shown on debt obligations are the original maturity dates.

	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$296,229,805	$—	$13,528,866
Energy	39,098,466	—	—
Financials	31,986,909	—	—
Health care	285,751,647	—	—
Industrials	92,210,540	—	—
Information technology	170,169,273	—	—
Materials	29,437,742	2,834,303	—
Real estate	76,918,289	—	—
Total common stocks	1,021,802,671	2,834,303	13,528,866
Convertible preferred stocks	—	—	77,198,529
Warrants	—	38,638	—
Short-term investments	133,388,390	74,504,826	—

Totals by level	$1,155,191,061	$77,377,767	$90,727,395

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of 4/30/16	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 1/31/17
Common stocks*:
Consumer discretionary	$13,128,947	$—	$—	$399,919	$—	$—	$—	$—	$13,528,866
Total common stocks	$13,128,947	$—	$—	$399,919	$—	$—	$—	$—	$13,528,866
Convertible preferred stocks	$76,861,029	—	—	337,500	—	—	—	—	$77,198,529
Totals	$89,989,976	$—	$—	$737,419	$—	$—	$—	$—	$90,727,395

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $737,419 related to Level 3 securities still held at period end.
The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)
Private equity	$12,121,278	Market transaction price	Transaction price	$7,387.87	Increase
			Liquidity discount	10%	Decrease
Private equity	$59,286,029	Market transaction price	Liquidity Discount	10%	Decrease
Private equity	$315	Market transaction price	Liquidity discount	25%	Decrease
			EV/sales multiple	0.6x-2.2x (1.499x)	Increase
Private equity	$1,407,273	Comparable multiples	Liquidity discount	25%	Decrease
			Uncertainty discount	10%	Decrease

(1) Expected directional change in fair value that would result from an increase in the unobservable input.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Equity contracts	$38,638	$—

Total	$38,638	$—

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Warrants (number of warrants)		350,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: March 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: March 31, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: March 31, 2017